UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2020

KANSAS CITY SOUTHERN
(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

427 West 12th Street, Kansas City, Missouri 64105
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(816) 983-1303

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Preferred Stock, Par Value $25 Per Share, 4%, Noncumulative	KSU	New York Stock Exchange
Common Stock, $.01 Per Share Par Value	KSU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.05  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On May 20, 2020, the Company amended and restated its Code of Business Conduct and Ethics (the “Code”). The amendments to the Code primarily were made to reflect the comments and guidance set forth in the NYSE Listed Company Manual. The foregoing summary is qualified in its entirety by the full text of the Code, which is available in the “Corporate Governance - Governance Documents” section under the “Investors” tab of the Company’s website at www.kcsouthern.com.

Item 5.07  Submission of Matters to Vote of Security Holders.

On May 21, 2020, the Company held its 2020 Annual Meeting of Stockholders. Due to the public health impact of the coronavirus outbreak (COVID-19), the Annual Meeting was conducted virtually, via live audio webcast. All participants, including both stockholders and admitted guests, were provided an opportunity to submit questions to the Company during this meeting.

The following proposals were submitted to a vote of the stockholders. The proposals are described in the Company's definitive proxy statement for the 2020 Annual Meeting previously filed with the Securities and Exchange Commission on April 9, 2020.

Proposal 1 – Election of ten directors

The following nominees for the Board of Directors of the Company were elected to hold office until the Annual Meeting of Stockholders of the Company in 2021:

Nominee: Lydia I. Beebe
For	Against	Abstain	Broker Non-Vote
78,632,440	455,741	262,395	6,360,860

Nominee: Lu M. Cordova
For	Against	Abstain	Broker Non-Vote
77,283,317	2,013,509	53,750	6,360,860

Nominee: Robert J. Druten
For	Against	Abstain	Broker Non-Vote
74,576,983	4,717,586	56,007	6,360,860

Nominee: Antonio O. Garza, Jr.
For	Against	Abstain	Broker Non-Vote
77,400,633	1,748,590	201,353	6,360,860

Nominee: David Garza-Santos
For	Against	Abstain	Broker Non-Vote
78,161,495	932,018	257,063	6,360,860

Nominee: Janet H. Kennedy
For	Against	Abstain	Broker Non-Vote
79,054,862	96,253	199,461	6,360,860

Nominee: Mitchell J. Krebs
For	Against	Abstain	Broker Non-Vote
78,959,291	133,429	257,856	6,360,860

Nominee: Henry M. Maier
For	Against	Abstain	Broker Non-Vote
77,850,995	1,388,393	111,188	6,360,860

Nominee: Thomas A. McDonnell
For	Against	Abstain	Broker Non-Vote
72,753,628	6,546,507	50,441	6,360,860

Nominee: Patrick J. Ottensmeyer
For	Against	Abstain	Broker Non-Vote
79,129,726	164,700	56,150	6,360,860

Proposal 2 – Ratification of the Audit Committee's selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2020.

Company stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2020 as set forth below:

For	Against	Abstain
85,528,163	106,325	76,949

Proposal 3 – Advisory (non-binding) vote approving the 2019 compensation of the Company's Named Executive Officers.

Company stockholders cast their votes with respect to the advisory (non-binding) vote approving the 2019 compensation of the Company's Named Executive Officers as set forth below:

For	Against	Abstain	Broker Non-Vote
72,007,343	7,144,005	199,228	6,360,860

Proposal 4 – Stockholder proposal requesting for stockholder action by written consent.

Company stockholders did not approve the proposal as set forth below:

For	Against	Abstain	Broker Non-Vote
18,401,144	60,746,175	203,257	6,360,860

Item 7.01  Regulation FD Disclosure

In a news release dated May 21, 2020, the Company announced the results of its 2020 Annual Meeting of Stockholders. A copy of the news release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	News release dated May 21, 2020, issued by Kansas City Southern entitled “KCS Holds Annual Meeting of Stockholders, Elects Ten Directors and Announces Preferred and Common Dividends.”
104	Cover page information from Kansas City Southern’s Current Report on Form 8-K filed on May 26, 2020, formatted in iXBRL (Inline Extensible Business Reporting Language) and included as Exhibit 101.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern
Date: May 27, 2020

By:	/s/ Adam J. Godderz
Name:	Adam J. Godderz
Title:	Senior Vice President-Chief Legal Officer & Corporate Secretary